POWER OF ATTORNEY

WHEREAS, INSTITUTIONAL INVESTMENT STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-271745 and 811-23874) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and PHILIP B. SINENENG as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of December, 2023.

 /s/

Matthew Pauker

Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer

A notary public or other officer completing this

certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA)

)   ss:

COUNTY OF SAN FRANCISCO)

On December 12, 2023 before me, Michael Young, a Notary Public in and of the State of California personally appeared Matthew Pauker who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

 /s/

Notary Public Signature

*Notary Public Seal*

MICHAEL YOUNG

Notary Public – California

San Francisco County

Commission #2437466

My Comm. Expires Feb 13, 2027

POWER OF ATTORNEY

WHEREAS, INSTITUTIONAL INVESTMENT STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos. 333-271745 and 811-23874) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President and Chief Executive Officer (Principal Executive Officer) of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and PHILIP B. SINENENG as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of December, 2023.

 /s/

Arash Ghodoosi

President and Chief Executive Officer (Principal Executive Officer) of the Trust

A notary public or other officer completing this

certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA)

)   ss:

COUNTY OF SAN FRANCISCO)

On December 12, 2023 before me, Michael Young, a Notary Public in and of the State of California personally appeared Arash Ghodoosi who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

 /s/

Notary Public Signature

*Notary Public Seal*

MICHAEL YOUNG

Notary Public-California

San Francisco County

Commission # 2437466

My Comm. Expires Feb 13, 2027

POWER OF ATTORNEY

WHEREAS, INSTITUTIONAL INVESTMENT STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos.333-271745 and 811-23874) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and PHILIP B. SINENENG as attorneys for her and in her name, place and stead, and in her capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 27th day of December, 2023.

 /s/

Wenwen McElhoe

Trustee

STATE OF PENNSYLVANIA)

)   ss:

COUNTY OF NORTHAMPTON)

Sworn and subscribed to before me this 27th

day of December, 2023

 /s/

Notary Public

My commission expires: August 20, 2026

*Notary Seal*

Commonwealth of Pennsylvania – Notary Seal

SUSAN BURGESS – Notary Public

Northampton County

My Commission Expires August 20, 2026

Commission Number 1285351

POWER OF ATTORNEY

WHEREAS, INSTITUTIONAL INVESTMENT STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos.333-271745 and 811-23874) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and PHILIP B. SINENENG as attorneys for his and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of December, 2023.

 /s/

Brian O’Neil

Trustee

STATE OF NEW YORK)

)   ss:

COUNTY OF KINGS)

Sworn and subscribed to before me this 18th

day of December, 2023

 /s/

Notary Public

My commission expires: 3-23-2027

*Notary Stamp*

MELISSA M DIMAS

NOTARY PUBLIC—STATE OF NEW YORK

No. 01DI0003472

Qualified in Kings County

My Commission Expires 03-23-2027

POWER OF ATTORNEY

WHEREAS, INSTITUTIONAL INVESTMENT STRATEGY FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos. 333-271745 and 811-23874) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and PHILIP B. SINENENG as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of December, 2023.

       /s/

Ross M. Weiner

Trustee

A notary public or other officer completing this

certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA)

)   ss:

COUNTY OF SAN MATEO)

On December 13, 2023 before me, Ting Ting He, a Notary Public in and of the State of California personally appeared Ross M. Weiner who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

 /s/

Notary Public Signature

*Notary Seal*

TING TING HE

COMM. # 2359331

Notary Public—California

County of San Mateo

My commission expires May 28, 2025